UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019 (December 18, 2019)

FUSE MEDICAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas		75080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 862-3030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FZMD	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2019, Fuse Medical, Inc., a Delaware corporation (the “Company”) and the Company’s wholly-owned subsidiary, CPM Medical Consultants, LLC (together with the Company, the “ Borrowers ”), and Zions Bancorporation, N.A. dba Amegy Bank (the “Lender”) executed that certain Limited Waiver and Fourth Amendment (the “Fourth Amendment”), to the Amended and Restated Business Loan Agreement among the Borrowers and the Lender on December 31, 2017 (as amended from time to time, the “Loan Agreement”), in the form attached hereto as  Exhibit 10.1 , as reported in Item 2.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2018.

The Fourth Amendment was preceded by the Limited Waiver and First, Second and Third Amendments to the Loan Agreement among the Borrowers and the Lender, dated September 21, 2018 (the “First Amendment”), dated November 19, 2018 (the “Second Amendment”) and dated May 9, 2019 (the “Third Amendment”), in which the Lender waived certain events of Borrower that qualified as events of default under the Loan Agreement (the “ Events of Default ”), attached hereto as Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, as reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2019.

Pursuant to the Fourth Amendment, the Lender waived certain Events of Default of the Borrowers under the Loan Agreement and amended and restated the Loan Agreement in its entirety as follows:

(i)	reducing the aggregate limit of the loans offered pursuant to the Loan Agreement (the “Loans”) to $2,750,000;

(ii)	reducing the annual salary of President and Chairman Mark Brooks to not exceed $550,000;

(iii)

amending the financial covenants of Borrowers to state that Borrowers will not permit EBITDA to be less than (i) $600,000 for the fiscal quarter ending December 31, 2019, and (ii) $125,000 for the fiscal quarter ending March 31, 2020; and

(iv)	extending the termination date of the loan to May 4, 2020.

The foregoing description of the Fourth Amendment does not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth Amendment, which is filed herewith as Exhibit 10.5, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Amended and Restated Business Loan Agreement, dated December 31, 2017, by and between ZB, N.A. (d/b/a Amegy Bank) as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers”, incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2018.

10.2

Limited Waiver and First Amendment to Amended and Restated Business Loan Agreement, dated September  21, 2018, by and between ZB, N.A. (d/b/a Amegy Bank) as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers” incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2018.

10.3

Limited Waiver and Second Amendment to Amended and Restated Business Loan Agreement, dated November  19, 2018, by and between Zions Bancorporation, N.A. dba Amegy Bank, as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers” incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2018.

10.4

Limited Waiver and Third Amendment to Amended and Restated Business Loan Agreement, dated May 9, 2019, by and between Zions Bancorporation, N.A. dba Amegy Bank, as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers” incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with SEC on May 13, 2019.

10.5*

Limited Waiver and Fourth Amendment to Amended and Restated Business Loan Agreement, dated December 18, 2019, by and between Zions Bancorporation, N.A. dba Amegy Bank, as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers”.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: December 20, 2019	By:	/s/ William E. McLaughlin, III
William E. McLaughlin,
Senior Vice President Chief Financial Officer and Director

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